UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 2, 2021

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38402 (Commission File Number)	26-3509845 (IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Monaker Group, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 2, 2021, NextPlay Technologies, Inc., formerly known as Monaker Group, Inc. (the “Company”, “we” and “us”) filed a Certificate of Amendment (which was subsequently corrected by a Certificate of Correction to the Certificate of Amendment (the “Certificate of Correction”) in connection with a typographical error, as discussed below)(as corrected by the Certificate of Correction, the “Certificate of Amendment”) to its Articles of Incorporation (the “Articles”) with the Secretary of State of the State of Nevada, to change the Company’s name from “Monaker Group, Inc.” to “NextPlay Technologies, Inc.” (the “Name Change”), which Amendment became effective on July 9, 2021. The filing of the Certificate of Amendment was approved by the shareholders of the Company at the Special Meeting of Shareholders held on April 7, 2021, as disclosed in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 4, 2021.

On July 6, 2021, the Company filed a Certificate of Correction to the Certificate of Amendment, to correct a typographical error in the Certificate of Amendment.

The foregoing description is only a summary of the Certificate of Amendment and Certificate of Correction and is qualified in its entirety by reference to the full text of the Certificate of Amendment and Certificate of Correction, copies of which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

In connection with the Name Change, the Company’s common stock, par value $0.00001 per share (the “Common Stock”), will begin trading on the Nasdaq Capital Market under the new ticker symbol “NXTP,” effective as of the opening of trading hours on July 9, 2021 (the “Symbol Change”). The new CUSIP number of the Common Stock is 65344G102.

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Common Stock will continue to be traded on the Nasdaq Capital Market. Following the Name Change, the stock certificates of the Common Stock, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

In connection with the corporate name change, the Company plans to launch a new corporate website: www.nextplaytechnologies.com, by July 12, 2021. The information on our website is not incorporated into this Current Report on Form 8-K and you should not consider any information on, or that can be accessed through, our website as part hereof.

On July 8, 2021, the Company filed a press release disclosing the Name Change and Symbol Change.

This Item 8.01 and Exhibit 99.1 hereto contains certain statements that may be deemed to be “forward-looking statements” within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. The forward-looking statements contained in this Item 8.01 and Exhibit 99.1 are made as of the date hereof. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada on July 2, 2021 and effective on July 9, 2021 (changing name to NextPlay Technologies, Inc.)
3.2*	Certificate of Correction to July 2021 Certificate of Amendment filed with the Secretary of State of Nevada on July 6, 2021
99.1**	Press Release dated July 8, 2021

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: July 9, 2021	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Co-Chief Executive Officer